Prepayments, Other Receivables and Other Assets - Schedule of Prepayments, Other Receivables and Other Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Prepayments, Other Receivables and Other Assets [Abstract]
Prepayments for clinical trial expenses	¥ 100,769	$ 14,410	¥ 71,050
Prepaid listing expense			22,465
Value added tax recoverable	46,748	6,685	9,794
Other receivables	1,455	208	6,137
Deposits	2,159	309	5,367
Prepayment for treasury share purchase fees	8,798	1,258	4,754
Other prepayments	32,603	4,662	3,644
Total	¥ 192,532	$ 27,532	¥ 123,211